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                                                                    EXHIBIT 99.1

                          SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "Agreement") is dated as of June 13, 2006, among Clinical Data, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Exhibit A hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder, including Regulation D and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

      "Action" shall have the meaning ascribed to such term in Section 3.1(j).

      "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

      "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

      "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter have been reclassified or changed into.

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      "Common Stock Equivalents" means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

      "Company Counsel" means McDermott Will & Emery LLP.

      "Disclosure Schedules" means the Disclosure Schedules of the Company delivered concurrently herewith.

      "Effective Date" means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      "GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

      "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(l).

      "Legend Removal Date" shall have the meaning ascribed to such term in
Section 4.1(b).

      "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

      "Market Price" means the closing bid price of the Common Stock as reported end of day trading on the Nasdaq Stock Market on the date of Closing.

      "Material Adverse Effect" shall have the meaning assigned to such term in
Section 3.1(b).

      "Per Share Purchase Price" equals the Market Price plus $0.0625 per share ($16.2725) subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

      "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

      "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

      "Purchaser Party" shall have the meaning ascribed to such term in Section 4.7.

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      "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

      "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

      "Required Approvals" shall have the meaning ascribed to such term in
Section 3.1(e).

      "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

      "SEC Reports" shall have the meaning ascribed to such term in Section 3.1(h).

      "Securities" means the Shares, the Warrants and the Warrant Shares.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Shares" shall have the meaning ascribed to such term in Section 2.1.

      "Short Sales" shall include all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act.

      "Subscription Amount" means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified next to such Purchaser's name on Exhibit A of this Agreement and under to the heading "Subscription Amount," in United States Dollars and in immediately available funds.

      "Subsidiary" means any subsidiary of the Company as set forth on Schedule 3.1(a).

      "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

      "Trading Market" means the Nasdaq National Market.

      "Transaction Documents" means this Agreement, the Warrants and the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

      "Warrants" means collectively the Common Stock purchase warrants, in the form of Exhibit D delivered to the Purchasers at the Closing in accordance with
Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to five (5) years.

      "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

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                                   ARTICLE II
                                PURCHASE AND SALE

      Section 2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser agrees to purchase in the aggregate, severally and not jointly, an aggregate of up to 1,229,067 shares of Common Stock (the "Shares") at the Per Share Purchase Price for an aggregate purchase price of approximately $20,000,000. Upon the terms and subject to the conditions set forth herein, the Purchasers shall be issued Warrants to purchase the number of shares of Common Stock set forth opposite such Purchaser's name on Exhibit A hereto under the heading, "Warrants." The Warrants shall have an exercise price equal to $19.45 per share. Each Purchaser shall deliver to the Company via wire transfer immediately available funds equal to their Subscription Amount and the Company shall deliver to each Purchaser its respective Shares and Warrants as determined pursuant to Section 2.2(a) and the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Company Counsel, or such other location as the parties shall mutually agree.

      Section 2.2 Deliveries.

            (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

                  (i) this Agreement duly executed by the Company;

                  (ii) a legal opinion of Company Counsel, in the form of
            Exhibit C attached hereto;

                  (iii) a copy of the irrevocable instructions to the Company's transfer agent instructing the transfer agent to deliver, on an expedited basis, a certificate evidencing a number of Shares set forth opposite such Purchaser's name on Exhibit A hereto, registered in the name of such Purchaser;

                  (iv) a Warrant registered in the name of such Purchaser to purchase up to the number of shares of Common Stock set forth opposite such Purchaser's name on Exhibit A hereto; and

                  (v) the Registration Rights Agreement duly executed by the
            Company.

            (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

                  (i) this Agreement duly executed by such Purchaser;

                  (ii) such Purchaser's Subscription Amount by wire transfer to the account as specified in writing by the Company; and

                  (iii) the Registration Rights Agreement duly executed by such
            Purchaser.

      Section 2.3 Closing Conditions.

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            (a) The obligations of the Company hereunder in connection with the
      Closing are subject to the following conditions being met or waived:

                  (i) the accuracy in all material respects when made and on the
            Closing Date of the representations and warranties of the Purchasers contained herein;

                  (ii) all obligations, covenants and agreements of the
            Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

                  (iii) the delivery by the Purchasers of the items set forth in
            Section 2.2(b) of this Agreement.

            (b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met or waived:

                  (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

                  (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and

                  (iii) the delivery by the Company of the items set forth in
            Section 2.2(a) of this Agreement.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      Section 3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the "Disclosure Schedules") which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser:

            (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities.

            (b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized and validly existing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company

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      and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

            (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

            (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not reasonably be expected to result in a Material Adverse Effect.

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            (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section
      4.4 of this Agreement, (ii) the filing with the Commission of the Registration Statement or any other registration provisions provided in the Registration Rights Agreement, (iii) application(s) to each applicable Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such other filings, consents and approvals which may be required to be made under applicable state and federal securities laws, rules or regulations (collectively, the "Required Approvals").

            (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the terms of the applicable Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the number of shares of Common Stock issuable pursuant to the Warrants.

            (g) Capitalization. The capitalization of the Company is as set forth in the SEC Reports. Except as disclosed on Schedule 3.1(g), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company's stock option plans and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed on Schedule 3.1(g) and except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. Except as disclosed on
      Schedule 3.1(g), there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

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            (h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

            (i) Material Changes. Since December 31, 2005, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

            (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction

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      Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company, nor any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

            (k) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases.

            (l) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could reasonably be expected to have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

            (m) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. To the knowledge of the Company, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

            (n) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any

                                        9
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      transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

            (o) Sarbanes-Oxley. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.

            (p) Certain Fees. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

            (q) Private Placement. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

            (r) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

            (s) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

            (t) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information, other

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      than information regarding the transactions contemplated by the
      Transaction Documents. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

            (u) No Integrated Offering. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, to the knowledge of the Company, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Regulation D and Rule 506 thereof under the Securities Act, or any applicable stockholder approval provisions under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

            (v) Form S-3 Eligibility. The Company meets the "registrant eligibility" requirements set forth in the general instructions to Form S-3 promulgated under the Securities Act applicable to "resale" registration on Form S-3.

            (w) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

            (x) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

            (y) Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the

      Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

            (z) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities (other than for the placement agent's placement of the Securities), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

      Section 3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

            (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser and no further consent or authorization of such Purchaser or its board of directors, stockholders, or partners, as the case may be, is required. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

            (b) Own Account. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.

      Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

            (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8)
      under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

            (d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

            (e) General Solicitation. Each Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which Purchaser was invited by any of the foregoing means of communication, or any other general solicitation or general advertisement.

            (f) Short Sales and Confidentiality Prior To The Date Hereof. Other than the transaction contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any disposition, including Short Sales (but not including the location and/or reservation of borrowable shares of Common Stock), in the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof ("Discussion Time"). Notwithstanding the --------------- foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it by the Company or its agents and advisors in connection with this transaction (including the existence and terms of this transaction).

            (g) Rule 144. Each Purchaser understands that the Securities must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Each Purchaser acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Each Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

            (h) Certain Fees. The Purchasers have not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

            (i) Independent Investment. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. For reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one of the Purchasers and such counsel does not represent all of the Purchasers but only such Purchaser and the other Purchasers have retained their own individual counsel with respect to the transactions contemplated hereby.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

      Section 4.1 Transfer Restrictions.

            (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, as a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

            (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in substantially the following form:

      THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

            (c) Certificates evidencing the Shares and Warrant Shares shall not contain the legend set forth in Section 4.1(b), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of the legend set forth in Section 4.1(b). The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than five (5) Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend, accompanied by detailed written instructions and appropriate and customary representations (such fifth Trading Day, the "Legend Removal Date"), deliver or cause to be delivered to the Company's transfer agent irrevocable instructions instructing the transfer agent to deliver, on an expedited basis, a certificate representing such shares that is free from such restrictive legends.

      Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser's prime broker with the Depository Trust Company System.

            (d) Each Purchaser, severally and not jointly with the other Purchasers, will offer and sell any and all Securities pursuant to all applicable federal and state securities laws, including pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance on such Purchaser's representation contained herein and on such Purchaser's broker's representation provided to the Company pursuant to Section 4.1(c) hereof.

      Section 4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

      Section 4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be aggregated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

      Section 4.4 Securities Laws Disclosure; Publicity. The Company shall, prior to 9:00 am (New York time) on the Trading Day following the date hereof, issue a press release describing all material terms of the transaction contemplated by this Agreement, and, within one Trading Day following the Closing Date, file a Current Report on Form 8-K disclosing the transactions contemplated hereby as required by such form. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent of either party shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause
(i) or (ii).

      Section 4.5 Non-Public Information. The Company covenants and agrees that, following the disclosure described in the first sentence of Section 4.4 hereof, neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

      Section 4.6 Use of Proceeds. Except as set forth on Schedule 4.6 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital and general corporate.

      Section 4.7 Indemnification. Subject to the provisions of this Section 4.7, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, members, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents.

      Section 4.8 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

      Section 4.9 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and Warrant Shares, and will use its best efforts to cause all of the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

      Section 4.10 Confidentiality After The Date Hereof. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in the first sentence of Section 4.4, such Purchaser will maintain, the confidentiality of all disclosures made to it by the Company or its agents and advisors in connection with this transaction (including the existence and terms of this transaction).

                                    ARTICLE V
                                  MISCELLANEOUS

      Section 5.1 Expenses. The Company shall pay all fees and expenses it incurs in connection with satisfying its obligations under this Agreement. The Company shall also reimburse the Purchasers, for the Purchasers' reasonable out-of-pocket expenses, including, without limitation, fees of one (1) legal counsel, incurred by them in connection with the consummation of the transactions contemplated by this Agreement and for which such Purchasers submit invoices to the Company within thirty (30) days of the Closing Date. To be eligible for reimbursement, an invoice must be accompanied by an itemized list and reasonable documentation of all such expenses.

      Section 5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      Section 5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on Exhibit A attached hereto prior to 5:30 p.m. (Eastern Standard Time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on Exhibit A attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Eastern Standard Time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on Exhibit A attached hereto.

      Section 5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and such Purchasers that hold at least 60% of the Shares and Warrant Shares sold hereby. No such waiver or amendment shall be effective as to this Agreement unless the terms of such waiver or amendment shall apply with the same force and effect to all Purchasers hereunder. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

      Section 5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      Section 5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

      Section 5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7.

      Section 5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the Commonwealth of Massachusetts. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Commonwealth of Massachusetts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

      Section 5.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares and Warrant Shares.

      Section 5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      Section 5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      Section 5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

      Section 5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the

Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

      Section 5.14 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

      Section 5.15 Liquidated Damages. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

      Section 5.16 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

                            (Signature Pages Follow)

      IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CLINICAL DATA, INC.                               Address for Notice:

                                                  One Gateway Center, Suite 551
By:       /s/ Caesar J. Belbel                    Newton, MA 02458
          --------------------------              (617) 527-9933
Name:     Caesar J. Belbel                        Fax: (617) 965-0445
Title:    Executive Vice President,
          Chief Legal Officer and
          Secretary

With a copy to (which shall not constitute notice):

McDermott Will & Emery LLP
28 State Street
Boston, Massachusetts 02109
Attn: John Hession
(617) 535-4460
Fax: (617) 535-3800

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

   [PURCHASER SIGNATURE PAGES TO CLINICAL DATA SECURITIES PURCHASE AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:___________________________________________________________

Signature of Authorized Signatory of Purchaser: _____________________________

Name of Authorized Signatory:________________________________________________

Title of Authorized Signatory:_______________________________________________

Email Address of Purchaser:__________________________________________________

Fax Number of Purchaser:_____________________________________________________

EIN/TIN/SSN of Purchaser (Required for Delivery of Shares):__________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

                           [SIGNATURE PAGES CONTINUE]

                                                                         ANNEX A

                                CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to an aggregate of approximately $20,000,000 of Common Stock and Warrants from Clinical Data, Inc., a Delaware corporation (the "Company"). All funds will be wired into an account maintained by the Company. All funds will be disbursed in accordance with this Closing Statement.

DISBURSEMENT DATE: June 13, 2006

I.    PURCHASE PRICE

      GROSS PROCEEDS TO BE RECEIVED             $ 16,919,868.87

II.   DISBURSEMENTS

      TOTAL AMOUNT DISBURSED:                   $ 16,919,868.87

                                    EXHIBIT A

PURCHASER        SUBSCRIPTION AMOUNT        SHARES        WARRANTS
---------        -------------------        ------        --------

                                    EXHIBIT B

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT C

                       FORM OF OPINION OF COMPANY COUNSEL

To: To each of the purchasers (the "Purchasers") named in the Securities Purchase Agreement, dated as of June 13, 2006 (the "Purchase Agreement"), by and among Clinical Data, Inc., and the Purchasers listed on Exhibit A thereto.

Ladies and Gentlemen:

            We have acted as counsel for Clinical Data, Inc., a Delaware corporation (the "Company"), in connection with the sale by the Company of shares (the "Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), and the issuance of Warrants to purchase shares of Common Stock the ("Warrants"), to certain of the Purchasers pursuant to the terms of the Purchase Agreement. We are rendering this opinion pursuant to Section 2.2(a)(ii) of the Purchase Agreement. Capitalized terms used but not defined herein have the respective meanings given to them in the Purchase Agreement.

            In rendering this opinion, we have examined or relied on copies of the following, which are all dated as of June 13, 2006, unless otherwise indicated:

            (i) the Purchase Agreement and the Disclosure Schedules (the "Disclosure Schedules") referenced therein;

            (ii) the Registration Rights Agreement, among the Company and the Purchasers;

            (iii) the Common Stock Purchase Warrant, among the Company and each Purchaser;

            (iv) the Certificate of Incorporation, as amended, of the Company, filed with the Secretary of State of the State of Delaware (the "Charter");

            (v) the Company's Amended and Restated By-laws, as certified to us by the Secretary of the Company (the "By-Laws");

            (vi) a certificate of the Secretary of the Company, certifying as to true and correct copies of (A) the Charter, (B) the By-Laws and (C) resolutions adopted by the Board of Directors of the Company;

            (vii) a certificate of the Chief Legal Officer of the Company certifying the capitalization of the Company (the "CLO Certificate"); and

            (viii) (1) a certificate of the Secretary of State of the State of Delaware, dated as of June __, 2006 and (2) a certificate of the Secretary of the Commonwealth of the Commonwealth of Massachusetts, dated as of June __, 2006, each attesting as to the continued existence and good standing of the Company in such States (each a "Good Standing Certificate").

            The documents described in clauses (i) through (iii) shall be referred to herein, collectively, as the "Transaction Documents".

            In our examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. We have assumed the accuracy, completeness and genuineness of the certificates of public officials. As to any facts material to this opinion, we have relied upon statements and representations of the Company and its officers and other representatives and of public officials, including the representations and warranties contained in the Transaction Documents, and have not undertaken any independent investigation of such facts (including, without limitation, conducting any review, search or investigation of any public files or records or dockets) and no inference as to our knowledge concerning such facts should be drawn from the fact that such statements and representations have been relied upon by us in connection with the preparation and delivery of this opinion.

            Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring solely to the actual knowledge of the particular McDermott Will & Emery LLP attorneys who have represented the Company in connection with the Transaction Documents or in connection with the matters that are the subject of the opinion in question.

            References to (i) the term "Governmental Authority" means the Secretary of State of the State of Delaware or any federal executive, legislative, judicial, administrative or regulatory body; and (ii) the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws (as hereinafter defined).

            We are admitted to the Bar in the Commonwealth of Massachusetts. We express no opinion as to the laws of any jurisdiction other than the internal substantive laws of the Commonwealth of Massachusetts, the General Corporation Law of State of Delaware ("GCL") and the federal laws of the United States of America as in effect on the date hereof (other than the federal law of patents), which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents ("Applicable Laws"). While we are not licensed to practice law in the State of Delaware, we have reviewed applicable provisions of the GCL as we have deemed appropriate in connection with the opinions expressed herein. Except as described, we have neither examined nor do we express any opinion with respect to the other laws of the State of Delaware or the laws of any other jurisdiction. We express no opinion as to the ordinances, statutes, administrative decisions, orders, rules and regulations of any municipality, county or other political subdivision of any state (as opposed to the laws of the state itself).

            Our opinions are also subject to the following assumptions and qualifications:

            (a) the Transaction Documents constitute the legal, valid and binding obligation of each party to the Transaction Documents (other than the Company) enforceable against such parties (other than the Company) in accordance with their terms;

            (b) we express no opinion as to the effect on the opinions herein stated of (i) the compliance or non-compliance of any party (other than the Company) to the Transaction Documents with any state, federal or other laws or regulations applicable to it or (ii) the legal or regulatory status or the nature of the business of such other parties;

            (c) representations and warranties as to factual matters made by the Company and you, as contained in the Transaction Documents, or in documents delivered in connection therewith, are true and correct;

            (d) you have received all documents that you were required to receive under the Transaction Documents; and

            (e) in rendering our opinion in paragraph 2 regarding capitalization, our opinion is based solely on the CLO Certificate.

            Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

            1. The Company is a corporation and is validly existing and in corporate good standing under the laws of the State of Delaware and has the requisite corporate authority to enter into and perform its obligations under the Purchase Agreement and to carry out the transactions contemplated thereby. The Company is qualified to do business and is in good standing in the Commonwealth of Massachusetts, as of the date of the Good Standing Certificate for such state.

            2. Based solely upon our review of the CLO Certificate, the total number of shares of capital stock of all classes which the Company has authority to issue is 15,500,00 shares, consisting of 14,000,000 shares of Common Stock, $0.01 par value per share, of which 8,530,599 shares are issued and outstanding, and 1,500,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of which 484,070 shares have been designated Series A Preferred Stock 234,070 of which are issued and outstanding.

            3. The Shares and the shares of Common Stock issuable upon conversion of the Warrants (the "Warrant Shares") have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company; and the Shares and the Warrant Shares, when issued, sold and delivered against payment therefor in accordance with the provisions of the Purchase Agreement and the exercise of the Warrants, as the case may be, will be validly issued, fully paid and nonassessable.

            4. The execution, delivery and performance by the Company of the Transaction Documents have been duly authorized by all necessary corporate action and the Transaction Documents have been duly executed and delivered by the Company. The Transaction Documents constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The execution and deliver of the Transaction Documents by the Company and the offer, sale and issuance of the Shares and the Warrants thereunder will not (a) conflict with, or result in a breach of, any of the terms, conditions or provisions of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, the Charter or By-Laws, which conflict, breach or default would have a material adverse effect on the business, assets or financial condition of the Company, or (b) constitute a violation by the Company of any applicable federal laws or the GCL.

            5. All corporate proceedings required by law to be taken by the Board of Directors and the stockholders of the Company on or prior to the date of the Closing in connection with the offer, issuance and sale of the Shares and the Warrants have been duly and validly taken.

            6. No Governmental Approval is required on the part of the Company in connection with the execution and delivery of, or the performance of its obligations under, the Transaction Documents, including, the offer, issue, sale and delivery of the Shares and the Warrants, other than filings which may be required to be made after the Closing under applicable federal or state securities laws or such filings as have been made prior to the date hereof.

            7. Subject to the accuracy of the representations of the Purchasers in the Transaction Documents, and assuming there was no general solicitation made in seeking purchasers of the capital stock sold by the Company pursuant to the Purchase Agreement, the offer, issuance and sale of the capital stock of the Company to the Purchasers under the Transaction Documents constitute transactions exempt from registration under the Securities Act of 1933, as amended.

            We hereby confirm to you, pursuant to your request, that, to our knowledge, except as set forth in the Disclosures Schedules, there is no action, suit or proceeding, or governmental inquiry or investigation, pending or threatened in writing against the Company before any court or administrative agency that questions the validity of the Transaction Documents or the Company's rights to enter into such agreements. In this regard, we note that we have not made any investigation of any governmental records or court documents or taken any other similar action.

            In addition to any assumptions, qualifications and other matters set forth elsewhere herein, the opinions set forth above are subject to the following:

                  (a) For the purposes of this opinion, we have assumed, with your consent, that the Transaction Documents constitute the entire agreement among the parties thereto with respect to the subject matter thereof;

                  (b) Our opinions expressed herein are subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or similar laws affecting creditors' rights generally;

                  (c) Our opinions expressed herein are subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). A court may refuse to enforce a covenant if and to the extent that it deems such covenant to be violative of applicable public policy, including, for example, provisions indemnifying a party against liability for its own wrongful or negligent acts;

                  (d) In rendering our opinion in the first sentence of paragraph 1 regarding good standing, our opinion is based solely on the Good Standing Certificate of Delaware. In rendering our opinion in the second sentence of paragraph 1, our opinion is based solely on the Good Standing Certificate for the Commonwealth of Massachusetts; and

                  (e) For purposes of Section 144 of the GCL, we have assumed that (i) the material facts as to any relationship or interest of each director and officer of the Company in the transactions contemplated by the Transaction Documents have been disclosed or are known to the Board of Directors of the Company or a committee thereof and that the Board of Directors or such committee who approved the transactions contemplated by the Transaction Documents did so in good faith, and (ii) the transactions contemplated by the Transaction Documents are fair as to the Company as of the time the Transaction Documents were authorized, approved or ratified by the Board of Directors of the Company or a committee thereof.

      This opinion is limited to the matters expressly set forth herein and no opinion is implied or may be inferred beyond the matters expressly so stated. This opinion is given as of the date hereof and we do not undertake any liability or responsibility to inform you of any change in circumstances occurring, or additional information becoming available to us, after the date hereof which might alter the opinions contained herein. This opinion is furnished to you solely in connection with the transactions described above and may not be relied upon by you for any other purpose or by any other person in any manner or for any purpose.

                                                      Very truly yours,

                                                      MCDERMOTT WILL & EMERY LLP

                                    EXHIBIT D

                                 FORM OF WARRANT